                                                                    EXHIBIT 10.2

                     U.S. GUARANTEE AND COLLATERAL AGREEMENT

                            dated and effective as of

                               February 28, 2003,

                                      among

                         TRW AUTOMOTIVE HOLDINGS CORP.,

                   TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP.,

                        TRW AUTOMOTIVE ACQUISITION CORP.,

                        each other Subsidiary of Holdings
                               identified herein,

                                       and

                              JPMORGAN CHASE BANK,

                               as Collateral Agent

                                                                               2

                                Table of Contents
                                -----------------

ARTICLE I
   SECTION 1.01.  Credit Agreement........................................................................ 4
   SECTION 1.02.  Other Defined Terms..................................................................... 5
ARTICLE II

   SECTION 2.05.  Agreement To Pay; Subrogation
   SECTION 2.06.  Information.............................................................................12
   SECTION 2.07.  Maximum Liability.......................................................................12
ARTICLE III

ARTICLE IV

ARTICLE V

ARTICLE VI
   SECTION 6.01.  Indemnity and Subrogation...............................................................39
   SECTION 6.02.  Contribution and Subrogation............................................................39
   SECTION 6.03.  Subordination...........................................................................39
ARTICLE VII

   SECTION 7.06.  Collateral Agent's Fees and Expenses;
   Indemnification........................................................................................42

                                                                               3

Schedules

Schedule I        Subsidiary Parties
Schedule II       Capital Stock; Debt Securities
Schedule III      Intellectual Property
Schedule IV       Limited Liability Company Interests

Exhibits

Exhibit I         Form of Supplement to the U.S. Guarantee and Collateral Agreement
Exhibit II        Form of U.S. Perfection Certificate

                                                                               4

                    U.S. GUARANTEE AND COLLATERAL AGREEMENT dated and effective as of February 28, 2003 (this "Agreement"), among TRW AUTOMOTIVE
               HOLDINGS CORP., a Delaware corporation ("Holdings"), TRW
               AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., a Delaware corporation
               ("Intermediate Holdings"), TRW AUTOMOTIVE ACQUISITION CORP., a
               Delaware corporation (the "U.S. Borrower"), each other subsidiary of Holdings identified herein (each, a "Subsidiary Party"), TRW
               AUTOMOTIVE FINANCE (LUXEMBOURG) S.A R.L. ("Finco") and JPMORGAN
               CHASE BANK, a New York banking corporation ("JPMCB"), as
               Collateral Agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined below).

         Reference is made to the Credit Agreement dated as of February 27, 2003
(as amended, supplemented, waived or otherwise modified from time to time, the
"Credit Agreement"), among Holdings, Intermediate Holdings, the U.S. Borrower, the Foreign Subsidiary Borrowers party thereto, the Lenders party thereto (the
"Lenders"), JPMCB, as Administrative Agent and Collateral Agent, Credit Suisse
First Boston, acting through its Cayman Islands Branch, Lehman Commercial Paper
Inc., and Deutsche Bank Securities Inc., as Co-Syndication Agents, and Bank of
America, N.A., as Documentation Agent. The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit
Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.
Holdings, Intermediate Holdings and the Subsidiary Parties are affiliates of the
Borrowers, will derive substantial benefits from the extension of credit to the
Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.
Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions
                                   -----------

         SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this
Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. All terms defined in the New York UCC

                                                                               5

(as defined herein) and not defined in this Agreement have the meanings specified therein. The term "instrument" shall have the meaning specified in
Article 9 of the New York UCC.

         (b) The rules of construction specified in Section 1.02 of the Credit
Agreement also apply to this Agreement.

         SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

         "Account Debtor" means any person who is or who may become obligated to any Guarantor under, with respect to or on account of an Account.

         "Article 9 Collateral" has the meaning assigned to such term in Section
4.01.

         "Cash Account" shall mean a deposit or cash account with a Lender.

         "Collateral" means Article 9 Collateral and Pledged Collateral.

         "Copyright License" means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Guarantor or that any Guarantor otherwise has the right to license, or granting any right to any Guarantor under any Copyright now or hereafter owned by any third party, and all rights of any Guarantor under any such agreement.

         "Copyrights" means all of the following now owned or hereafter acquired by any Guarantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise; and (b) all registrations and applications for registration of any such Copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

         "Credit Agreement" has the meaning assigned to such term in the preliminary statement of this Agreement.

         "Federal Securities Laws" has the meaning assigned to such term in
Section 5.04.

                                                                               6

         "Finco" has the meaning assigned to such term in the preliminary statement of this Agreement.

         "General Intangibles" means all "General Intangibles" as defined in the
New York UCC, including all choses in action and causes of action and all other intangible personal property of any Guarantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Guarantor, including corporate or other business records, indemnification claims, contract rights
(including rights under leases, whether entered into as lessor or lessee, Swap
Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any
Guarantor to secure payment by an Account Debtor of any of the Accounts.

         "Guarantors" means Holdings, Intermediate Holdings, the U.S. Borrower, and the Subsidiary Parties.

         "Guaranteed Obligations" means all Obligations other than Obligations of the Polish Borrowers.

         "Intellectual Property" means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Guarantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

         "License" means any Patent License, Trademark License, Copyright
License or other license or sublicense agreement to which any Guarantor is a party.

         "Loan Document Obligations" means (a) the due and punctual payment by each Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to such Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by such Borrower under the Credit Agreement in respect of any

                                                                               7

Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral, (iii) each payment required to be made by such Borrower in respect of any Ancillary Credit Extension, when and as due, including the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on any loans thereunder, overdrafts, reimbursement of guarantees and obligations to provide cash collateral, and (iv) all other monetary obligations of such
Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of each Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this
Agreement and each of the other Loan Documents.

         "New York UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

         "Obligations" means (a) the Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Loan Party under each Swap Agreement that (i) is in effect on the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Closing Date
or (ii) is entered into after the Closing Date with any counterparty that is a
Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into and (c) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to a Lender or any of its
Affiliates and arising from treasury, depositary and cash management services in connection with any automated clearinghouse transfers of funds.

         "Patent License" means any written agreement, now or hereafter in effect, granting to any third party any

                                                                               8

right to make, use or sell any invention on which a Patent, now or hereafter owned by any Guarantor or that any Guarantor otherwise has the right to license, is in existence, or granting to any Guarantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Guarantor under any such agreement.

         "Patents" means all of the following now owned or hereafter acquired by any Guarantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III, and (b)
all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

         "Permitted Encumbrances" means the Liens permitted pursuant to Sections
6.02(e), (f), (g), (h), (k), (p) and (q) of the Credit Agreement.

         "Pledged Collateral" has the meaning assigned to such term in Section
3.01.

         "Pledged Debt Securities" has the meaning assigned to such term in
Section 3.01.

         "Pledged Securities" means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged
Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

         "Pledged Stock" has the meaning assigned to such term in Section 3.01.

         "Pledgor" shall mean each Guarantor and Finco.

         "Polish Borrowers" shall mean TRW Polska Sp. zo.o., TRW Braking Systems
Polska Sp. zo.o., TRW Safety Systems Poland Sp. zo.o. and TRW Steering Systems
Poland Sp. zo.o.

         "Secured Parties" means (a) the Lenders (and any Affiliate of a Lender to which any obligation referred to

                                                                               9

in clause (c) of the definition of the term "Obligations" is owed), (b) the
Administrative Agent, (c) each Ancillary Lender, (d) each Issuing Bank, (e) each counterparty to any Swap Agreement entered into with a Loan Party the obligations under which constitute Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the successors and assigns of each of the foregoing.

         "Security Interest" has the meaning assigned to such term in Section
4.01.

         "Subsidiary Party" has the meaning assigned to such term in the preliminary statement of this Agreement.

         "Trademark License" means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Guarantor or that any Guarantor otherwise has the right to license, or granting to any Guarantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Guarantor under any such agreement.

         "Trademarks" means all of the following now owned or hereafter acquired by any Guarantor: (a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

         "U.S. Perfection Certificate" means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer of the U.S. Borrower and the chief legal officer of the U.S. Borrower.

                                                                              10

                                   ARTICLE II

                                    Guarantee
                                    ---------

         SECTION 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the
Guaranteed Obligations. Each Guarantor further agrees that the Guaranteed
Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation. Each
Guarantor waives presentment to, demand of payment from and protest to any
Borrower or any other Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

         SECTION 2.02. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the
Collateral Agent or any other Secured Party to any security held for the payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any
Borrower or any other person.

         SECTION 2.03. No Limitations, Etc. (a) Except for termination of a
Guarantor's obligations hereunder as expressly provided for in Section 2.07 or
Section 7.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by: (i) the failure of the Administrative Agent, the Collateral Agent or any other Secured Party to assert any claim or demand or to exercise

                                                                              11

or enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement;
(iii) the failure to perfect any security interest in, or the release of, any security held by the Collateral Agent or any other Secured Party for the
Guaranteed Obligations; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Guaranteed Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any
Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the
Guaranteed Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Guaranteed
Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of any
Guarantor hereunder.

         (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Borrower or any other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Guaranteed Obligations. The Collateral Agent and the
other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any
Borrower or any other Loan Party or exercise any other right or remedy available to them against any Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any

                                                                              12

Borrower or any other Loan Party, as the case may be, or any security.

         SECTION 2.04. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other
Secured Party upon the bankruptcy or reorganization of any Borrower, any other
Loan Party or otherwise.

         SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Borrower or any other Loan Party to pay any
Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each
Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the
Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Guaranteed Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against such Borrower, or other Loan Party or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

         SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of each Borrower and each other Loan Party, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

         SECTION 2.07. Maximum Liability. Anything herein or in any other Loan
Document to the contrary notwithstanding, the maximum liability of each
Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 6.02).

                                                                              13

                                   ARTICLE III

                              Pledge of Securities
                              --------------------

         SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Pledgor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Pledgor's right, title and interest in, to and under (a) in the case of each Pledgor that is a Guarantor, the shares of capital stock and other Equity Interests owned by it and listed on Schedule II and any other Equity Interests obtained in the future by such Guarantor and the certificates representing all such Equity Interests (the "Pledged Stock");
provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary (other than Finco, of which all the issued and outstanding Equity Interests will be pledged), (ii) to the extent applicable law requires that a Subsidiary of such
Guarantor issue directors' qualifying shares, such shares or nominee or other similar shares, (iii) any Equity Interests with respect to which the Collateral and Guarantee Requirement or the other paragraphs of Section 5.10 of the Credit
Agreement need not be satisfied by reason of Section 5.10(h) of the Credit
Agreement, (iv) any Equity Interests of a Subsidiary to the extent that, as of the Closing Date, and for so long as, such a pledge of such Equity Interests would violate a contractual obligation binding on such Equity Interests, (v) any
Equity Interests of a Subsidiary of a Guarantor acquired after the Closing Date pursuant to Section 6.04(j) of the Credit Agreement if, and to the extent that, and for so long as, (A) a pledge of such Equity Interests would violate applicable law or any contractual obligation binding upon such Subsidiary and
(B) such law or obligation existed at the time of the acquisition thereof and was not created or made binding upon such Subsidiary in contemplation of or in connection with the acquisition of such Subsidiary (provided, that the foregoing clause (B) shall not apply in the case of a joint venture, including a joint venture that

                                                                              14

is a Subsidiary) or (vi) any Equity Interests of a person that is not a
Subsidiary; (b)(i) the debt securities listed opposite the name of such Pledgor on Schedule II, (ii) any debt securities in the future issued to such Pledgor and (iii) the promissory notes and any other instruments, if any, evidencing such debt securities (the "Pledged Debt Securities"); (c) subject to Section
3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities referred to in clauses (a) and (b) above;
(d) subject to Section 3.06, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and
(c) above; and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the "Pledged
Collateral").

         TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

         SECTION 3.02. Delivery of the Pledged Collateral. (a) Each Pledgor
agrees promptly to deliver or cause to be delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, any and all Pledged Securities to
the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 3.02.

         (b) Each Pledgor will cause any Indebtedness for borrowed money having an aggregate principal amount that has a Dollar Equivalent in excess of
$10,000,000 (other than intercompany current liabilities incurred in the ordinary course of business in connection with the cash management operations of the U.S. Borrower and the Subsidiaries) owed to such Pledgor by any person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, pursuant to the terms hereof.

         (c) Upon delivery to the Collateral Agent, (i) any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this

                                                                              15

Section 3.02 shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the
Collateral Agent may reasonably request and (ii) all other property composing part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral
Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

         SECTION 3.03. Representations, Warranties and Covenants. The Pledgors,
jointly and severally, represent, warrant and covenant to and with the
Collateral Agent, for the ratable benefit of the Secured Parties, that:

          (a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity
     Interests, debt securities and promissory notes or instruments evidencing
     Indebtedness required to be pledged hereunder in order to satisfy the
     Collateral and Guarantee Requirement;

          (b) the Pledged Stock and Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a subsidiary of
     Holdings or an Affiliate of any such subsidiary to the best of each
     Pledgor's knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a subsidiary of Holdings or an Affiliate of any such subsidiary to the best of each Pledgor's knowledge) are legal, valid and binding obligations of the issuers thereof;

          (c) except for the security interests granted hereunder, each Pledgor
     (i) is and, subject to any transfers made in compliance with the Credit
     Agreement, will continue to be the direct owner,

                                                                              16

     beneficially and of record, of the Pledged Securities indicated on Schedule
     II as owned by such Pledgor, (ii) holds the same free and clear of all
     Liens, other than Liens created by this Agreement and Liens permitted by
     Section 6.02 of the Credit Agreement or arising by operation of law, (iii)
     will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged
     Collateral, other than pursuant to a transaction permitted by the Credit
     Agreement and other than Liens created by this Agreement and Permitted
     Encumbrances and (iv) will defend its title or interest hereto or therein against any and all Liens (other than Liens created by this Agreement and
     Permitted Encumbrances), however arising, of all persons;

          (d) except for restrictions and limitations imposed by the Loan
     Documents or securities laws generally or otherwise permitted to exist pursuant to the terms of the Credit Agreement, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the
     Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral
     Agent of rights and remedies hereunder;

          (e) each Pledgor has the power and authority to pledge the Pledged
     Collateral pledged by it hereunder in the manner hereby done or contemplated;

          (f) no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

          (g) by virtue of the execution and delivery by the Pledgors of this
     Agreement, when any Pledged Securities are delivered to the Collateral
     Agent, for the ratable benefit of the Secured Parties, in accordance with this Agreement, the Collateral Agent will obtain, for the ratable benefit of the Secured Parties, a legal, valid and perfected first priority lien upon and security interest in such Pledged

                                                                              17

     Securities as security for the payment and performance of the Obligations;
     and

          (h) the pledge effected hereby is effective to vest in the Collateral
     Agent, for the ratable benefit of the Secured Parties, the rights of the
     Collateral Agent in the Pledged Collateral as set forth herein.

         SECTION 3.04. Certification of Limited Liability Company and Limited
Partnership Interests. Each interest in any limited liability company or limited partnership controlled by any Guarantor and pledged hereunder shall be represented by a certificate, shall be a "security" within the meaning of
Article 8 of the New York UCC and shall be governed by Article 8 of the New York
UCC; provided, however, that in the case of (a) the limited liability company interests set forth on Schedule IV, the U.S. Borrower shall cause such interests to be represented by a certificate, to be a "security" within the meaning of
Article 8 of the New York UCC and to be governed by Article 8 of the New York
UCC, in each case not later than 20 Business Days after the Closing Date and (b)
any limited liability company or limited partnership that, in either case, is a
Wholly Owned Subsidiary formed or acquired after the Closing Date, the U.S.
Borrower shall cause such interests to be represented by a certificate, to be a
"security" within the meaning of Article 8 of the New York UCC and to be governed by Article 8 of the New York UCC, in each case not later than 20
Business Days after the date of formation or acquisition thereof, as applicable.

         SECTION 3.05. Registration in Nominee Name; Denominations. The
Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Collateral
Agent or, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent).
Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Pledgor shall use its commercially reasonable efforts to cause any Loan Party that is not a party to this Agreement to comply with a request by the Collateral Agent, pursuant to this Section 3.05, to exchange certificates representing Pledged

                                                                              18

Securities of such Loan Party for certificates of smaller or larger denominations.

         SECTION 3.06. Voting Rights; Dividends and Interest, etc. (a) Unless
and until an Event of Default shall have occurred and be continuing:

          (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged
     Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any
     Pledged Securities, the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

          (ii) The Collateral Agent shall promptly execute and deliver to each
     Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

          (iii) Each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Pledgor, shall not be commingled by

                                                                              19

     such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the
     Collateral Agent, for the ratable benefit of the Secured Parties, and shall be forthwith delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Collateral Agent).

         (b) Upon the occurrence and during the continuance of an Event of
Default and after notice by the Collateral Agent to the relevant Pledgors of the
Collateral Agent's intention to exercise its rights hereunder, all rights of any
Pledgor to dividends, interest, principal or other distributions that such
Pledgor is authorized to receive pursuant to paragraph (a)(iii) of this Section
3.06 shall cease, and all such rights shall thereupon become vested, for the ratable benefit of the Secured Parties, in the Collateral Agent which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Pledgor contrary to the provisions of this Section 3.06 shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the ratable benefit of the
Secured Parties, and shall be forthwith delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, in the same form as so received
(endorsed in a manner reasonably satisfactory to the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the
Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the U.S. Borrower has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each Pledgor
(without interest) all dividends, interest, principal or other distributions that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

         (c) Upon the occurrence and during the continuance of an Event of
Default and after notice by the Collateral Agent to the relevant Pledgors of the
Collateral Agent's intention to exercise its rights hereunder, all

                                                                              20

rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this
Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, for the ratable benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the
Pledgors to exercise such rights. After all Events of Default have been cured or waived and the U.S. Borrower has delivered to the Collateral Agent a certificate to that effect, each Pledgor shall have the right to exercise the voting and/or consensual rights and powers that such Pledgor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

                                   ARTICLE IV

                     Security Interests in Personal Property
                     ---------------------------------------

         SECTION 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Guarantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the
Collateral Agent, its successors and assigns, for the ratable benefit of the
Secured Parties, a security interest (the "Security Interest") in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Guarantor or in which such
Guarantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Article 9 Collateral"):

         (i) all Accounts;

         (ii) all Chattel Paper;

         (iii) all cash and Deposit Accounts;

         (iv) all Documents;

                                                                              21

         (v) all Equipment;

         (vi) all General Intangibles;

         (vii) all Instruments;

         (viii) all Inventory;

         (ix) all Investment Property;

         (x) all Letter-of-Credit Rights;

         (xi) all Commercial Tort Claims;

         (xii) all books and records pertaining to the Article 9 Collateral; and

         (xiii) to the extent not otherwise included, all proceeds, Supporting
    Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in (a) any vehicle covered by a certificate of title or ownership, (b) any assets (including Equity Interests)
with respect to which the Collateral and Guarantee Requirement or the other paragraphs of Section 5.10 of the Credit Agreement need not be satisfied by reason of Section 5.10(h) of the Credit Agreement, (c) any assets (including
Equity Interests) to the extent that, as of the Closing Date, and for so long as, such grant of a security interest would violate a contractual obligation binding on such asset, (d) any Equity Interests of any person acquired by a
Guarantor after the Closing Date pursuant to Section 6.04(j) of the Credit
Agreement if, and to the extent that, and for so long as, (A) such grant of a security interest would violate applicable law or any contractual obligation binding upon such Equity Interests and (B) such law or obligation existed at the time of the acquisition thereof and was not created or made binding upon such
Equity Interests in contemplation of or in connection with the acquisition of such Subsidiary (provided, that the foregoing clause (B) shall not apply in the case of a joint venture, including a joint venture that is a Subsidiary) or (e)
any Letter of Credit Rights to the extent any Guarantor is required by applicable law to apply the proceeds of a drawing of such Letter of Credit for a specified purpose.

                                                                              22

         (b) Each Guarantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the
Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Guarantor is an organization, the type of organization and any organizational identification number issued to such
Guarantor, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as the Collateral Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9
Collateral granted under this Agreement, including describing such property as
"all assets" or "all property". Each Guarantor agrees to provide such information to the Collateral Agent promptly upon request.

         The Collateral Agent is further authorized to file with the United
States Patent and Trademark Office or United States Copyright Office (or any
successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each
Guarantor, without the signature of any Guarantor, and naming any Guarantor or the Guarantors as debtors and the Collateral Agent as secured party.

         (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Guarantor with respect to or arising out of the Article 9 Collateral.

         SECTION 4.02. Representations and Warranties. The Guarantors jointly and severally represent and warrant to the Collateral Agent and the Secured
Parties that:

          (a) Each Guarantor has good and valid rights in and title to the
     Article 9 Collateral with respect to which it has purported to grant a
     Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with

                                                                              23

     the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained and is in full force and effect.

          (b) The U.S. Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Guarantor, is correct and complete, in all material respects, as of the Closing Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the
     Article 9 Collateral have been prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the U.S. Perfection
     Certificate for filing in each governmental, municipal or other office specified in Schedule 5 to the U.S. Perfection Certificate (or specified by notice from the U.S. Borrower to the Collateral Agent after the Closing
     Date in the case of filings, recordings or registrations required by
     Section 5.10 of the Credit Agreement), and constitute all the filings, recordings and registrations (other than filings required to be made in the
     United States Patent and Trademark Office and the United States Copyright
     Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, United States registered Trademarks and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9
     Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments. Each Guarantor represents and warrants that a fully executed agreement in the form hereof containing a description of all Article 9
     Collateral consisting of Intellectual Property with respect to United
     States Patents (and Patents for which United States registration applications are pending), United States registered Trademarks (and
     Trademarks for which United States registration applications are pending)

                                                                              24

     and United States registered Copyrights (and Copyrights for which United
     States registration applications are pending) has been delivered to the
     Collateral Agent for recording with the United States Patent and Trademark
     Office and the United States Copyright Office pursuant to 35 U.S.C. ss.
     261, 15 U.S.C. ss. 1060 or 17 U.S.C. ss. 205 and the regulations thereunder, as applicable, and reasonably requested by the Collateral
     Agent, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, in respect of all Article 9
     Collateral consisting of such Intellectual Property in which a security interest may be perfected by recording with the United States Patent and
     Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

          (c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in
     Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United
     States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States
     Patent and Trademark Office and the United States Copyright Office, as
     applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement or arising by operation of law.

          (d) The Article 9 Collateral is owned by the Guarantors free and clear of any Lien, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement or arising by operation of law.

                                                                              25

     None of the Guarantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Guarantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States
     Copyright Office or (iii) any assignment in which any Guarantor assigns any
     Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section
     6.02 of the Credit Agreement.

          (e) None of the Guarantors holds any Commercial Tort Claim individually in excess of $1,000,000 as of the Closing Date except as indicated on the U.S. Perfection Certificate.

          (f) All Accounts have been originated by the Guarantors and all
     Inventory has been acquired by the Guarantors in the ordinary course of business.

         SECTION 4.03. Covenants. (a) Each Guarantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name, (ii) in its identity or type of organization or corporate structure, (iii) in its
Federal Taxpayer Identification Number or organizational identification number or (iv) in its jurisdiction of organization. Each Guarantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence. Each
Guarantor agrees not to effect or permit any change referred to in the first sentence of this paragraph (a) unless all filings have been made under the
Uniform Commercial Code or otherwise that are required in order for the
Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9
Collateral, for the ratable benefit of the Secured Parties. Each Guarantor agrees promptly to notify the Collateral Agent if any material portion of the
Article 9 Collateral owned or held by such Guarantor is damaged or destroyed.

                                                                              26

         (b) Each Guarantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Collateral Agent, for the ratable benefit of the Secured Parties, in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit
Agreement.

         (c) Each Guarantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security
Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral that is in excess of $5,000,000 shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, duly endorsed in a manner satisfactory to the Collateral Agent.
         Without limiting the generality of the foregoing, each Guarantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Guarantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute
Copyrights, Licenses, Patents or Trademarks; provided that any Guarantor shall have the right, exercisable within 30 days after it has been notified by the
Collateral Agent of the specific identification of such Article 9 Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Guarantor hereunder with respect to such Article 9
Collateral. Each Guarantor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Article 9 Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Article 9
Collateral.

         (d) After the occurrence of an Event of Default and during the continuance thereof, to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other

                                                                              27

matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting
Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Collateral Agent shall have the right to share any information it gains from such inspection or verification with any
Secured Party.

         (e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Guarantor fails to do so as required by the Credit Agreement or this Agreement, and each Guarantor jointly and severally agrees to reimburse the Collateral Agent on demand for any reasonable payment made or any reasonable expense incurred by the Collateral
Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.03(e) shall be interpreted as excusing any Guarantor from the performance of, or imposing any obligation on the Collateral Agent or any
Secured Party to cure or perform, any covenants or other promises of any
Guarantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

         (f) Each Guarantor (rather than the Collateral Agent or any Secured
Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral and each
Guarantor jointly and severally agrees to indemnify and hold harmless the
Collateral Agent and the Secured Parties from and against any and all liability for such performance.

         (g) None of the Guarantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as expressly permitted by the Credit Agreement. None of the Guarantors shall make or permit to be made any transfer of the Article 9 Collateral and each Guarantor shall remain at all times in possession of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement.

                                                                              28

         (h) None of the Guarantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with reasonably prudent and standard practice used in industries that are the same as or similar to those in which such Guarantor is engaged.

         (i) The Guarantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and
Equipment in accordance with the requirements set forth in Section 5.02 of the
Credit Agreement. Each Guarantor irrevocably makes, constitutes and appoints the
Collateral Agent (and all officers, employees or agents designated by the
Collateral Agent) as such Guarantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of
Default, of making, settling and adjusting claims in respect of Article 9
Collateral under policies of insurance, endorsing the name of such Guarantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Guarantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Guarantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent reasonably deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.03(j), including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Guarantors to the Collateral
Agent and shall be additional Obligations secured hereby.

         SECTION 4.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, for the ratable benefit of the Secured Parties, the Collateral Agent's security interest in the Article 9 Collateral, each Guarantor agrees, in each case at such Guarantor's own

                                                                              29

expense, to take the following actions with, respect to the following Article 9
Collateral:

          (a) Instruments and Tangible Chattel Paper. If any Guarantor shall at any time hold or acquire any Instruments or Tangible Chattel Paper evidencing an amount in excess of $5,000,000, such Guarantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

          (b) Cash Accounts. Commencing not later than 120 days after the
     Closing Date, the U.S. Borrower shall cause not less than 85% of the cash held in the United States, Canada, Mexico and Europe by the U.S. Borrower
     and the Wholly Owned Subsidiaries to be maintained in Cash Accounts at all times. The U.S. Borrower shall use its commercially reasonable efforts to cause as promptly as practicable after the Closing Date the cash held outside the United States, Canada, Mexico and Europe by the U.S. Borrower
     and the Wholly Owned Subsidiaries to be maintained in Cash Accounts.
     Notwithstanding anything to the contrary in this Agreement, the Guarantors shall not be required to enter into control arrangements with respect to, or provide control of, any deposit or cash account, or any property or interests contained in such accounts.

          (c) Investment Property. Except to the extent otherwise provided in
     Article III, if any Guarantor shall at any time hold or acquire any
     Certificated Security, such Guarantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any security now or hereafter acquired by any Guarantor is uncertificated and is issued to such Guarantor or its nominee directly by the issuer thereof, upon the Collateral Agent's reasonable request and following the occurrence of an Event of Default, such Guarantor shall promptly notify the Collateral Agent of such uncertificated securities and pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such security, without further consent of any Guarantor or such nominee, or (ii) cause the issuer to register the Collateral Agent as the registered owner

                                                                              30

     of such security. If any security, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Guarantor are held by such Guarantor or its nominee through a securities intermediary or commodity intermediary, such Guarantor shall immediately notify the
     Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (A) cause such securities intermediary or commodity intermediary, as applicable, to agree, in the case of a securities intermediary, to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such securities or other Investment Property or, in the case of a commodity intermediary, to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Guarantor or such nominee, or (B) in the case of Financial Assets or other Investment
     Property held through a securities intermediary, arrange for the Collateral
     Agent to become the entitlement holder with respect to such Investment
     Property, for the ratable benefit of the Secured Parties, with such
     Guarantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment
     Property. The Collateral Agent agrees with each of the Guarantors that the
     Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Guarantor, unless an Event of Default has occurred and is continuing or, after giving effect to any such withdrawal or dealing rights, would occur. The provisions of this paragraph
     (c) shall not apply to any Financial Assets credited to a securities account for which the Collateral Agent is the securities intermediary.

          (d) Commercial Tort Claims. If any Guarantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed
     $10,000,000, such Guarantor shall promptly notify the Collateral Agent thereof in a writing signed by such Guarantor, including a summary description of such claim, and grant to the Collateral Agent in writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such

                                                                              31

     writing to be in form and substance reasonably satisfactory to the
     Collateral Agent.

         SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright
Collateral. (a) Each Guarantor agrees that it will not do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent that is necessary to the normal conduct of such Guarantor's business may become invalidated or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any products covered by any such
Patent as necessary and sufficient to establish and preserve its rights under applicable patent laws.

         (b) Each Guarantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each Trademark necessary to the normal conduct of such Guarantor's business, (i) maintain such
Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such
Trademark, (iii) display such Trademark with notice of federal or foreign registration or claim of trademark or service mark to the extent necessary and sufficient to establish and preserve its rights under applicable law and (iv)
not knowingly use or knowingly permit the use of such Trademark in violation of any third-party rights.

         (c) Each Guarantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a Copyright necessary to the normal conduct of such Guarantor's business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its rights under applicable copyright laws.

         (d) Each Guarantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright necessary to the normal conduct of such Guarantor's business may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office,
United States Copyright Office, any court or any similar office of any country)
regarding such Guarantor's ownership of any such Patent, Trademark or

                                                                              32

Copyright, its right to register the same or its right to keep and maintain the same.

         (e) Each Guarantor, either itself or through any agent, employee, licensee or designee, shall (i) inform the Collateral Agent on a semi-annual basis of each application by itself, or through any agent, employee, licensee or designee, for any Patent with the United States Patent and Trademark Office and each registration of any Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof filed during the preceding six-month period, and
(ii) upon the reasonable request of the Collateral Agent, execute and deliver any and all agreements, instruments, documents and papers as the Collateral
Agent may reasonably request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright.

         (f) Each Guarantor shall take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and
Trademark Office, the United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof to maintain and pursue each application relating to any Patent, Trademark and/or Copyright (and to obtain the relevant grant or registration) necessary to the normal conduct and to maintain (i) each issued
Patent and (ii) the registrations of each Trademark and each Copyright that is necessary to the normal conduct of such Guarantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

         (g) In the event that any Guarantor knows or has reason to know that any Article 9 Collateral consisting of a Patent, Trademark or Copyright necessary to the normal conduct of its business has been or is about to be infringed, misappropriated or diluted by a third party, such Guarantor shall promptly notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral.

                                                                              33

         (h) Upon and during the continuance of an Event of Default, each
Guarantor shall use commercially reasonable efforts to obtain all requisite consents or approvals from the licensor under each Copyright License, Patent
License or Trademark License to effect the assignment of all such Guarantor's right, title and interest thereunder to the Collateral Agent or its designee.

                                    ARTICLE V

                                    Remedies
                                    --------

         SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Pledgor agrees to deliver each item of
Collateral to the Collateral Agent on demand, and it is agreed that the
Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9
Collateral consisting of Intellectual Property, on demand, to cause the Security
Interest to become an assignment, transfer and conveyance of any of or all such
Article 9 Collateral by the applicable Guarantors to the Collateral Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereunder cannot be obtained) and (b)
with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9
Collateral and, generally, to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable law.
Without limiting the generality of the foregoing, each Pledgor agrees that the
Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the
Collateral at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future

                                                                              34

delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof. Upon consummation of any such sale of
Collateral pursuant to this Section 5.01 the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the
Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         The Collateral Agent shall give the applicable Pledgors 10 Business
Days' written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of
Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale.
At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may
(in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the
Collateral Agent until the sale price is paid by the

                                                                              35

purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such
Collateral may be sold again upon notice given in accordance with provisions above. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of the
Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the
Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

         SECTION 5.02. Application of Proceeds. The Collateral Agent shall apply the proceeds, moneys or balances of any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

          FIRST, to the payment of all costs and expenses incurred by the
     Applicable Agent and the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Applicable Agent and the Collateral Agent hereunder or under any other Loan Document on behalf

                                                                              36

     of any Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan
     Document;

          SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of the Obligations owed to them on the date of any such distribution); and

          THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this
Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

         SECTION 5.03. Grant of License to Use Intellectual Property. For the
purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Guarantor hereby grants to the
Collateral Agent, for the ratable benefit of the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Guarantor) to use, license or sublicense any of the
Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Guarantor, wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Guarantors notwithstanding any subsequent cure of an Event of Default.

                                                                              37

         SECTION 5.04. Securities Act, etc. In view of the position of the
Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable
Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a)
may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

         SECTION 5.05. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a

                                                                              38

public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its commercially reasonable efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Collateral. Each Pledgor further agrees to indemnify, defend and hold harmless the Administrative Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel
(including reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its commercially reasonable efforts to qualify, file or register, or cause the issuer of such
Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be reasonably requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section
5.05. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 only and that such failure would not be adequately compensable in damages and, therefore, agrees that its agreements contained in this Section 5.05 may be specifically enforced.

                                   ARTICLE VI

                                                                              39

                    Indemnity, Subrogation and Subordination
                    ----------------------------------------

         SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law
(but subject to Section 6.03), each Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement in respect of any
Obligation of such Borrower, such Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an Obligation of a Borrower, such Borrower shall indemnify such
Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

         SECTION 6.02. Contribution and Subrogation. Each Guarantor (a
"Contributing Guarantor") agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any
Obligation or assets of any other Guarantor shall be sold pursuant to any
Security Document to satisfy any Obligation owed to any Secured Party and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the applicable Borrower as provided in Section 6.01, the Contributing
Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the
Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a
Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

         SECTION 6.03. Subordination. (a)Notwithstanding any provision of this
Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and
6.02 and all other rights of indemnity, contribution or subrogation of the
Pledgor under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in

                                                                              40

cash of the Obligations. No failure on the part of any Borrower or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

         (b) Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor or any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the
Obligations.

                                   ARTICLE VII

                                  Miscellaneous
                                  -------------

         SECTION 7.01. Notices. All communications and notices hereunder shall
(except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Party or to Finco shall be given to it in care of the U.S. Borrower, with such notice to be given as provided in Section 9.01 of the Credit Agreement.

         SECTION 7.02. Security Interest Absolute. All rights of the Collateral
Agent hereunder, the Security Interest, the security interest in the Pledged
Collateral and all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the
Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan
Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of

                                                                              41

the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the
Obligations or this Agreement.

         SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and the issuance of any Letters of Credit, regardless of any investigation made by any
Lender or on its behalf and notwithstanding that the Administrative Agent, the
Collateral Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any
Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

         SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Administrative
Agent and a counterpart hereof shall have been executed on behalf of the
Collateral Agent, and thereafter shall be binding upon such party and the
Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Collateral Agent and the other
Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this
Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.

         SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted

                                                                              42

successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

         SECTION 7.06. Collateral Agent's Fees and Expenses; Indemnification.
(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

         (b) Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor jointly and severally agrees to indemnify the
Collateral Agent and the other Indemnitees (as defined in Section 9.05 of the
Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any
Indemnitee arising out of, in connection with, or as a result of, (i) the execution, delivery or performance of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and other transactions contemplated hereby,
(ii) the use of proceeds of the Loans or the use of any Letter of Credit or
(iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

         (c) Any such amounts payable as provided hereunder shall be additional
Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts

                                                                              43

due under this Section 7.06 shall be payable on written demand therefor.

         SECTION 7.07. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor
hereby appoints the Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Pledgor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any
Pledgor on any invoice or bill of lading relating to any of the Collateral; (e)
to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any
Guarantor to notify, Account Debtors to make payment directly to the Collateral
Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.
The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually

                                                                              44

received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.
         SECTION 7.08. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7.09. Waivers; Amendment. (a) No failure or delay by the
Applicable Agent, the Collateral Agent, any Issuing Bank or any Lender in
exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Administrative Agent, the Collateral Agent, any Issuing Bank
and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative
Agent, the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

         SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO
THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL
BY JURY IN

                                                                              45

RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN
CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS. EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS
REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE
EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES
THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS
AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS
SECTION 7.10.

         SECTION 7.11. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 7.04.

         SECTION 7.13. Headings. Article and Section headings and the Table of
Contents used herein are for convenience of reference only, are not part of this
Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         SECTION 7.14. Jurisdiction; Consent to Service of Process. (a) Each
party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding

                                                                              46

shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, any
Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Pledgor, or its properties, in the courts of any jurisdiction.

         (b) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other
Loan Document in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         SECTION 7.15. Termination or Release. (a) This Agreement, the
guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate when all the Obligations have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, the Revolving L/C Exposure has been reduced to zero and each Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement.

         (b) A Subsidiary Party shall automatically be released from its obligations hereunder and the security interests in the Collateral of such
Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such
Subsidiary Party ceases to be a subsidiary of Holdings; provided that the
Required Lenders shall have consented to such transaction (to the extent such consent is required by the Credit Agreement) and the terms of such consent did not provide otherwise.

         (c) Upon any sale or other transfer by any Pledgor of any Collateral that is permitted under the Credit Agreement to any person that is not a
Pledgor, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

                                                                              47

         (d) In connection with any termination or release pursuant to paragraph
(a), (b) or (c) of this Section 7.15, the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor's, expense all documents that such
Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Collateral Agent.

         SECTION 7.16. Additional Subsidiaries. Upon execution and delivery by the Collateral Agent and any subsidiary that is required to become a party hereto by Section 5.10 of the Credit Agreement of an instrument in the form of
Exhibit I hereto, such subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein.
The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

         SECTION 7.17. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Issuing Bank to or for the credit or the account of any party to this Agreement against any of and all the obligations of such party now or hereafter existing under this Agreement owed to such Lender or such Issuing Bank, irrespective of whether or not such Lender or such Issuing
Bank shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 7.17 are in addition to other rights and remedies (including other rights of set-off)
that such Lender or such Issuing Bank may have.

                                                                              48

         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.

                                            TRW AUTOMOTIVE HOLDINGS CORP.,

                                              by   /s/ Neil P. Simpkins
                                                --------------------------------
                                                Name:  Neil P. Simpkins
                                                Title: President

                                            TRW AUTOMOTIVE INTERMEDIATE
                                            HOLDINGS CORP.,

                                              by   /s/ Neil P. Simpkins
                                                --------------------------------
                                                Name:  Neil P. Simpkins
                                                Title: President

                                            TRW AUTOMOTIVE ACQUISITION CORP.,

                                              by   /s/ Neil P. Simpkins
                                                --------------------------------
                                                Name:  Neil P. Simpkins
                                                Title: President

                                            EACH OF THE SUBSIDIARIES
                                            LISTED ON SCHEDULE I HERETO,

                                              by   /s/ Neil P. Simpkins
                                                --------------------------------
                                                Name:  Neil P. Simpkins
                                                Title: President

                                            JPMORGAN CHASE BANK, as
                                            Collateral Agent,

                                              by   /s/ Marian N. Schulman
                                                --------------------------------
                                                Name:  Marian N. Schulman
                                                Title: Vice President

                                                                              49

                                                                   Schedule I to
                                                               the Guarantee and
                                                            Collateral Agreement

                               Subsidiary Parties

                                                                              50

                                                                  Schedule II to
                                                               the Guarantee and
                                                            Collateral Agreement

                                EQUITY INTERESTS

Number                                            Number and                            Percentage
of Issuer                  Registered             Class of                              of Equity
Certificate                Owner                  Equity Interest                       Interests
-----------                -----                  ---------------                       ---------

                                 DEBT SECURITIES

                        Principal
Issuer                  Amount                    Date of Note              Maturity Date
------                  ------                    ------------              -------------

                                                                              51

                                                                 Schedule III to
                                                                   Guarantee and
                                                            Collateral Agreement

                     COPYRIGHTS OWNED BY [NAME OF Guarantor]

[Make a separate page of Schedule III for each Guarantor and state if no copyrights are owned. List in numerical order by Registration No.]

                          U.S. Copyright Registrations
                          ----------------------------

Title                      Reg. No.                     Author
-----                      --------                     ------

              Pending U.S. Copyright Applications for Registration
              ----------------------------------------------------

Title            Author                Class                       Date Filed
-----            ------                -----                       ----------

                                                                              52

                                                                    Schedule III
                                                                to Guarantee and
                                                            Collateral Agreement

                      PATENTS OWNED BY [NAME OF Guarantor]

[Make a separate page of Schedule III for each Guarantor and state if no patents are owned. List in numerical order by Patent No./Patent Application No.]

                            U.S. Patent Registrations
                            -------------------------

                  Patent Numbers                     Issue Date
                  --------------                     ----------

                            U.S. Patent Applications
                            ------------------------

       Patent Application No.                              Filing Date
       ----------------------                              -----------

                                                                              53

                                                                    Schedule III
                                                                to Guarantee and
                                                            Collateral Agreement

                     TRADEMARKS OWNED BY [NAME OF Guarantor]

[Make a separate page of Schedule III for each Guarantor and state if no trademarks are owned. List in numerical order by trademark
registration/application no.]

                          U.S. Trademark Registrations
                          ----------------------------

     Mark                       Reg. Date                          Reg. No.
     ----                       ---------                          --------

                           U.S. Trademark Applications
                           ---------------------------

      Mark                       Filing Date               Application No.
      ----                       -----------               ---------------

                                                                              54

                                                                       Exhibit I
                                                                to Guarantee and
                                                            Collateral Agreement

                         SUPPLEMENT NO. __ dated as of (this "Supplement"), to
                    the U.S. Guarantee and Collateral Agreement dated as of
                    February [ ], 2003 (the "U.S. Guarantee and Collateral
                    Agreement"), among [     ], a [Delaware]
                    [corporation] and JPMORGAN CHASE BANK, a New York banking
                    corporation ("JPMCB"), as Collateral Agent (in such
                    capacity, the "Collateral Agent") for the Secured Parties
                    (as defined herein).

         A. Reference is made to the Credit Agreement dated as of February [ ],
2003 (as amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among Holdings, Intermediate Holdings, the U.S.
Borrower, the Foreign Subsidiary Borrowers party thereto, the Lenders party thereto (the "Lenders"), JPMCB, as Administrative Agent and Collateral Agent,
Credit Suisse First Boston, acting through its Cayman Islands Branch, Lehman
Commercial Paper Inc., and Deutsche Bank Securities Inc., as Co-Syndication
Agents, and Bank of America, N.A., as Documentation Agent.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the U.S.
Guarantee and Collateral Agreement referred to therein.

         C. The Guarantors have entered into the U.S. Guarantee and Collateral
Agreement in order to induce the Lenders to make Loans and each Issuing Bank to issue Letters of Credit. Section 7.16 of the U.S. Guarantee and Collateral
Agreement provides that additional Subsidiaries may become Subsidiary Parties under the U.S. Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the
"New Subsidiary") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the U.S.
Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and each Issuing Bank to issue additional Letters of Credit and as consideration

                                                                              55

for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

         SECTION 1. In accordance with Section 7.16 of the U.S. Guarantee and
Collateral Agreement, the New Subsidiary by its signature below becomes a
Subsidiary Party and a Guarantor under the U.S. Guarantee and Collateral
Agreement with the same force and effect as if originally named therein as a
Subsidiary Party and a Guarantor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the U.S. Guarantee and Collateral Agreement applicable to it as a Subsidiary Party and Guarantor thereunder and (b)
represents and warrants that the representations and warranties made by it as a
Guarantor thereunder are true and correct, in all material respects, on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the U.S. Guarantee and Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the
Secured Parties, their successors and assigns, a security interest in and Lien on all the New Subsidiary's right, title and interest in and to the Collateral
(as defined in the U.S. Guarantee and Collateral Agreement) of the New
Subsidiary. Each reference to a "Subsidiary Party" or a "Guarantor" in the U.S.
Guarantee and Collateral Agreement shall be deemed to include the New
Subsidiary. The U.S. Guarantee and Collateral Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Subsidiary represents and warrants to the Collateral
Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii)
implied covenants of good faith and fair dealing.

         SECTION 3. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become

                                                                              56

effective when (a) the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the
Collateral Agent has executed a counterpart hereof.

         SECTION 4. The New Subsidiary hereby represents and warrants that (a)
set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Article 9 Collateral of the New Subsidiary, (b) set
forth on Schedule II attached hereto is a true and correct schedule of all the
Pledged Securities of the New Subsidiary and (c) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

         SECTION 5. Except as expressly supplemented hereby, the U.S. Guarantee and Collateral Agreement shall remain in full force and effect.

         SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED
BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the U.S. Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the U.S. Guarantee and Collateral
Agreement.

         SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Collateral Agent.

                                                                              57

         IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the U.S. Guarantee and Collateral Agreement as
of the day and year first above written.

                                            [Name Of New Subsidiary],

                                                by
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                  Legal Name:
                                                  Jurisdiction of
                  Formation:
                                                   Location of Chief
                                                   Executive Office:

                                            JPMORGAN CHASE BANK, as
                                            Collateral Agent,

                                                by
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                                              58

                                                                      Schedule I
                                                     to Supplement No.___ to the
                                                                   Guarantee and
                                                            Collateral Agreement

                        LOCATION OF ARTICLE 9 COLLATERAL

           Description                                           Location
           -----------                                           --------

                                                                              59

                                                                  Schedule II to
                                                               Supplement No. __
                                                            to the Guarantee and
                                                            Collateral Agreement

                    Pledged Securities of the New Subsidiary
                    ----------------------------------------

                                EQUITY INTERESTS

                                            Number and
Number                                      Class of
of Issuer            Registered             Equity            Percentage of
Certificate          Owner                  Interests         Equity Interests
-----------          -----                  ---------         ----------------

                                 DEBT SECURITIES

              Principal
Issuer        Amount            Date of Note              Maturity Date
------        ------            ------------              -------------

                                 OTHER PROPERTY